                                                                    EXHIBIT 21.2



                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
                for Master Service Report Date of April 30, 1996
                     for Distribution Date of June 1, 1996





  COLLECTIONS
                                                                                                        DOLLARS
  Payments received                                                                                     47,749,276.78


     Plus:
         Servicer Advances                                                          1,657,502.80
         Reimbursement of holds                                                       262,691.49
                                                                                   -------------
                                                                                                         1,920,194.29

       Less:
         Reimbursement Advances
         Funds deposited in Holds Account                                             338,832.15
                                                                                    1,061,378.29
                                                                                                         1,400,210.44
                                                                                                        -------------

  Total Funds Available for Distribution                                                                48,269,260.63
                                                                                                        =============




  DISTRIBUTIONS


     Servicing Fee                                                                    808,334.00
     Trustee and Other Fees                                                           135,704.94
     Other Miscellaneous Payments                                                      63,981.20
                                                                                   -------------
                                                                                                         1,008,020.14

     Note Interest Distributable Amount - Class A-1                  969,687.50
     Note Interest Distributable Amount - Class A-2                2,066,250.00
     Note Interest Distributable Amount - Class A-3                1,739,375.00
     Note Interest Distributable Amount - Class A-4                1,383,750.00
     Note Interest Distributable Amount - Class A-5                  455,015.63
                                                                   ------------
         Total Note Interest Distributable Amount                                   6,614,078.13

     Certificate Interest Distributable Amount                                        526,225.00
                                                                                   -------------

  Total Interest Distribution                                                                            7,140,303.13



     Note Principal Distributable Amount - Class A-1                               37,606,941.24
     Note Principal Distributable Amount - Class A-2 thru A-5                               0.00

     Certificate Principal Distributable Amount                                             0.00
                                                                                   -------------
  Total Principal Distribution                                                                          37,606,941.24
                                                                                                        -------------

     Spread Account Deposit                                                                              2,513,996.12


  Total Distributions                                                                                   48,269,260.63
                                                                                                        =============

                                                  WFS FINANCIAL 1996-A OWNER TRUST
                                                    Distribution Date Statement
                                          for Master Service Report Date of April 30, 1996
                                               for Distribution Date of June 1, 1996

  PORTFOLIO DATA:
                                                                           # of loans
     Beginning Security Balance                                                45,010                        485,000,000.00

         Scheduled Principal Balance                                                0    13,271,669.01
         Full Prepayments                                                       2,308    22,695,629.74
         Partial Prepayments                                                        0             0.00
         Liquidations                                                             167     1,639,642.49
                                                                                         -------------
                                                                                                              37,606,941.24
                                                                                                             --------------
        Ending Security Balance                                                42,535                        447,393,058.76

  OTHER RELATED INFORMATION:

  Spread Account:

     Beginning Balance                                                                   14,550,000.00
         Deposits                                                                         2,513,996.12
         Reductions                                                                               0.00
                                                                                         -------------
     Ending Balance                                                                                           17,063,996.12

     Beginning  Initial Deposit Repayment                                                14,550,000.00
         Repayments                                                                               0.00
                                                                                         -------------
     Ending Initial Deposit Repayment                                                                         14,550,000.00

  Modified Accounts:
     Principal Balance                                                                            0.00%                0.00
     Scheduled Balance                                                                            0.00%                0.00

  Servicer Advances
     Beginning Unreimbursed Advances:                                                             0.00
     New Advances                                                                         1,657,502.80
     Advances Reimbursed                                                                    338,832.15
                                                                                         -------------
     Ending Unreimbursed Advances:                                                                             1,318,670.65

  Holding Account:
     Beginning Balance                                                                            0.00
     Funds Deposited                                                                      1,061,378.29
     Withdrawal to Collection Account                                                       262,691.49
                                                                                         -------------
     Ending Balance                                                                                              798,686.80

  Net Charge-Off Data:                                                     # of loans
     Charge-Offs                                                                   86       357,682.58
     Recoveries                                                                    20        59,004.26
                                                                                         -------------
     Net Charge-Offs                                                               66                            298,678.32

  Delinquencies ( P&I):                                                    # of loans
     30-59 Days                                                                   246     2,330,350.94
     60-89 Days                                                                    65       622,661.74
     90-119 Days                                                                    4        61,562.45
     120-149 Days                                                                   0             0.00
     150 days and over                                                              0             0.00



  Repossessions                                                                    48       276,537.63

  Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
     9.01 of the Sale and Servicing Agreement)                                      0                                  0.00

  Charge-Off Percentage                                                                                                0.96%
  Delinquency Percentage                                                                                               0.08%

  WAC                                                                                                               15.4438%
  WAM                                                                                                                53.966

                        WFS FINANCIAL 1996-A OWNER TRUST
                 Delinquent Contracts Two or More P&I Payments
                          at End of Collateral Period
                Under Section 4.09 (b) (v) of Service Agreement
                for Master Service Report Date of April 30, 1996




                        ACCOUNT                                             MONTHLY      SCHEDULED        MATURITY
                        NUMBERS    CUSTOMER                                  P&I            BALANCE          DATE
                        -------------------------------------------------------------------------------------------
                        4.0E+08 TINA,M,ROGO                                 249.15       12,308.28         04/18/01
                        4.0E+08 JOHN,E,LUCERO                               302.57       14,350.74         06/05/01
                        4.0E+08 GERARDO,I,LARA                              297.83        9,642.75         12/08/99
                        4.0E+08 PERKASH,,VASWANI                            595.57       26,305.76         12/21/00
                        4.0E+08 ENRIQUE,Q,DELVALLE                          346.17       15,448.38         01/16/01
                        4.0E+08 MILTON,W,LOPEZ                              308.06       12,879.32         01/22/01
                        4.0E+08 JUSTIN,,CHILSON                             270.98       10,361.16         01/23/01
                        4.1E+08 REGINALD,J,SMITH                            394.78       14,057.85         12/18/00
                        4.1E+08 JAMES,E,THAIRU                              363.40       14,568.89         02/02/01
                        4.2E+08 KIM,V,COSGROVE                              375.00       15,548.80         10/17/00
                        4.2E+08 JAMES,R,ALBERT:JR                           263.61        8,347.06         12/10/99
                        4.2E+08 WILFRED,E,MOLINA:JR                         259.71        8,125.40         10/28/99
                        4.2E+08 CHRISTOPHER,R,BRANCH                        395.00       16,349.94         12/01/00
                        4.2E+08 JOHN,,COLLIS                                121.04        2,155.17         11/30/97
                        4.2E+08 SERGIO,C,RAMIREZ                            369.70       15,888.79         01/29/01
                        4.6E+08 HOLLY,P,FISCHER                             318.32       11,743.91         11/30/00
                        4.6E+08 CRAIG,M,BISTRONG                            404.29       16,877.31         01/22/01
                        4.7E+08 CHIARA,A,KACHENKO                           335.37       12,606.24         11/19/00
                        4.7E+08 DAVID,L,FOSSETT                             246.32       10,666.93         12/20/00
                        4.7E+08 STEVEN,F,FRAZIER                            550.08       22,807.55         01/05/01
                        4.7E+08 MARIO,O,CARRASCO                             88.20        2,344.47         01/10/99
                        4.7E+08 ANTHONY,A,KASHANI                           299.57        8,059.88         01/09/99
                        1.1E+09 CLIFFORD,L,AMEY                             402.18       14,061.35         05/10/00
                        1.1E+09 DAVID,A,BUESING                             174.65        4,986.61         10/10/98
                        1.1E+09 GEORGE,,COTTLE                              100.33        2,010.00         01/04/98
                        1.2E+09 DARREN,J,LANGEN                             542.26       26,561.95         11/04/01
                        1.2E+09 DAWN,R,STECKLEIN                            197.15        3,905.07         12/28/97
                        1.2E+09 TIM,B,HICKS                                 309.66       11,900.46         02/04/00
                        1.2E+09 EDGAR,M,GOMEZ                               268.87        9,739.46         01/09/00
                        1.2E+09 PETER,J,SENZEL                              339.75        8,600.70         01/17/01
                        1.2E+09 NGAWANG,K,GYALTSEN                          231.10        7,746.30         09/06/99
                        1.2E+09 BRIAN,K,BIEBERLY                            578.33       24,750.00         01/19/01
                        1.3E+09 BRIAN,W,WINTER                              299.93       13,977.08         09/15/01
                        1.4E+09 JAMES,E,BEATY                               327.87        9,612.97         07/22/99
                        1.5E+09 LEWIS,A,VANN                                144.36        2,977.22         01/08/98
                        1.5E+09 MARGARET,L,ROMAN                            410.44       14,945.11         07/18/00
                        1.5E+09 MICHAEL,D,CROSS                             352.33       13,370.74         12/08/00
                        1.5E+09 PAULINE,,THORPE                             181.16        6,139.17         12/12/99
                        1.5E+09 SHONNA,,CHRISTOPHERSON                      218.05        3,642.56         11/06/97
                        1.5E+09 ROBERT,,HAWKINS                             540.80       12,000.68         06/12/98
                        1.5E+09 MICHAEL,,KUCERA                             205.38        1,941.58         01/09/97
                        1.6E+09 SANDRA,M,CROOKS                             103.85        2,673.60         11/15/98
                        1.6E+09 JAVIER,,GUZMAN                              270.97        4,705.11         11/27/97
                        1.6E+09 JEFFREY,L,HARRIS                            177.74        3,332.73         01/11/98
                        1.6E+09 JOSEPHINE,,MIRANDA                          130.70        3,228.41         09/22/98
                        1.6E+09 ERNEST,,ALCANTAR                            130.39        3,352.49         11/06/98
                        1.7E+09 REHBA,D,HAYNES                              344.97       11,557.75         07/10/99
                        1.7E+09 DORIS,,MCPETERS                             261.26        6,624.07         11/27/98
                        1.7E+09 ALISHA,T,LANE                               411.67       16,146.47         01/26/01
                        1.7E+09 DARREN,L,TREUMER                            151.11        3,913.89         01/22/99
                        1.7E+09 PIERRE,R,BRYANT                             180.83        3,187.68         12/27/97

                        WFS FINANCIAL 1996-A OWNER TRUST
                 Delinquent Contracts Two or More P&I Payments
                          at End of Collateral Period
                Under Section 4.09 (b) (v) of Service Agreement
                for Master Service Report Date of April 30, 1996





                       ACCOUNT                                              MONTHLY      SCHEDULED        MATURITY
                       NUMBERS    CUSTOMER                                    P&I         BALANCE           DATE
                       --------------------------------------------------------------------------------------------
                        1.8E+09 TYLER,JAMES,WADE                            138.78        2,602.24         01/15/98
                        1.8E+09 TIMOTHY,,BROWN                              171.07        3,202.33         12/05/97
                        1.8E+09 CAROLYN,,FRYSON                             457.26       14,509.24         06/13/99
                        1.8E+09 LEONARD,A,OSANA                             183.13        4,882.58         10/26/98
                        1.8E+09 TERRY,,BAIRD                                237.57        4,293.59         12/05/97
                        1.8E+09 LORI,M,LAVIER                               204.77        1,498.75         01/29/00
                        2.0E+09 SANDRA,Y,RICHARDSON                         387.51       12,589.68         12/15/99
                        3.0E+09 DUSTY,,MOORE                                387.75        7,808.70         03/25/98
                        3.1E+09 THOMAS,D,WILLIAMS                           228.38        5,614.70         12/15/98
                        3.2E+09 MICHAEL,,NEAL                               336.42       11,593.21         06/06/00
                        3.2E+09 JOHN,,BLANEY                                320.00       12,602.02         01/28/01
                        3.3E+09 ARTIE,C,JOHNSON                             514.79       16,194.96         11/28/99
                        3.3E+09 LEROY,R,ROBERTSON                           209.28        5,842.67         05/08/99
                        3.3E+09 CHARLES,L,MCDUFFIE                          295.14        9,967.57         06/19/00
                        3.3E+09 ERIC,,POWELL                                326.00        9,963.88         11/15/99
                        7.6E+09 HAROLD,M,BABB                               279.98        1,110.00         07/09/96
                                                                         -------------------------
                                                                         19,820.64      657,311.91
                                                                         =========================

                        WFS FINANCIAL 1996-A OWNER TRUST
                             Officer's Certificate
                for Master Service Report Date of April 30, 1996
                     for Distribution Date of June 1, 1996





         Detailed Reporting

               See Schedule F




         All computations presented reflect accurate information as of April 30, 1996 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1996.




                                                    /s/ Lee A. Whatcott
                                                    --------------------------
                                                    Lee A. Whatcott
                                                    Sr. Vice President
                                                    Chief Financial Officer


                                                    /s/ Mark Olson
                                                    --------------------------
                                                    Mark Olson
                                                    Vice President
                                                    Controller